SUPPLEMENT DATED APRIL 27, 2009
TO

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA AND KEYPORT OPTIMA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the UBS U.S. Allocation Portfolio that was available under your Contract.

At a meeting of the Board of Trustees of the UBS Series Trust held on November 12, 2008, the Board approved the closing and liquidation of the U.S. Allocation Portfolio.

As of the close of business on April 24, 2009, U.S. Allocation Portfolio was closed and liquidated. Any Contract Value that remained in the Portfolio was automatically transferred into the Columbia Money Market Fund that is available under your Contract. Therefore, U.S. Allocation Portfolio is no longer available for investment and is hereby deleted from each prospectus listed above.

If you were automatically transferred to the Columbia Money Market Fund as a result of the U.S. Allocation Portfolio being liquidated, prior to June 24, 2009, you may make one transfer out of the Columbia Money Market Fund into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

Please retain this supplement with your prospectus for future reference.

Optima (US) 4/2009